SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HANDY & HARMAN

          THE GABELLI PERFORMANCE PARTNERSHIP
                                12/04/96               36-           18.7500
                                12/04/96               29-             *DO
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                12/12/96                1-
                                12/04/96              352-             *DO
                                12/04/96              422-           18.7500
               THE GABELLI SMALL CAP GROWTH FUND
                                12/04/96              150-           18.7500
                                12/04/96              126-             *DO
               THE GABELLI EQUITY TRUST,INC.
                                12/12/96                1-
                                12/04/96              593-           18.7500
                                12/04/96              496-             *DO
               THE GABELLI ASSET FUND
                                12/04/96              528-           18.7500
                                12/04/96              440-             *DO
               THE GABELLI CAPITAL ASSET FUND
                                12/04/96               58-           18.7500
                                12/04/96               48-             *DO
          GAMCO INVESTORS, INC.
                                12/19/96            7,300            16.8750
                                12/18/96           10,000            16.6522
                                12/16/96            1,500            16.2500
          GAMCO INVESTORS, INC.
                                12/19/96            2,726-           16.7167
                                12/19/96           12,700            16.8750
                                12/19/96           17,000            16.8890
                                12/18/96           34,600            16.6522
                                12/18/96            8,300            16.6250
                                12/17/96            9,700            16.1250
                                12/16/96           15,000            16.4167
                                12/16/96            4,362-           16.0860
                                12/16/96           20,200            16.2500
                                12/16/96           58,889-             *DO
                                12/13/96            9,984-           15.9937
                                12/13/96            3,700            15.8750
                                12/10/96            6,800            16.6875
                                12/09/96           28,400            16.2491
                                12/06/96            2,500            16.0770
                                12/06/96            7,000            16.0770
                                12/06/96            6,000            16.0770






                                                            Page 31 of 32

                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HANDY & HARMAN

          GAMCO INVESTORS, INC.
                                12/06/96           10,000            16.0770
                                12/05/96              400            16.6258
                                12/05/96           10,000            16.6458
                                12/05/96           21,600            16.6258
                                11/27/96            8,800-           17.0426






































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

                                                            Page 32 of 32